UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: May 19, 2014

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On May 15, 2014, Registrant entered into an Amendment No. 4 to each of the three year credit agreement and the five year credit agreement (each, a “Credit Agreement”), each dated as of December 21, 2011, by and among Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc. and each other Subsidiary of Registrant that is a Borrower and a signatory thereto, and The Bank of New York Mellon, as Administrative Agent, ABN AMRO Bank N.V. and Standard Chartered Bank, as Co-Syndication Agents, and JPMorgan Chase Bank, N.A. and Mizuho Corporate Bank (USA), as Co-Documentation Agents.

Each Amendment No. 4 amended certain provisions of the applicable Credit Agreement to include Tiffany Switzerland Watch Company Sagl, an indirect wholly-owned Subsidiary of Registrant, as a Borrower and a Permitted Borrower under the applicable Credit Agreement. In connection with their entry into the Amendments No. 4, certain Lenders agreed to reallocate a portion of their respective aggregate commitments under each Credit Agreement between Core Currency Commitments and Swiss Franc Individual Currency Commitments. The aggregate borrowing capacity under each Credit Agreement remains unchanged at $275,000,000. The Amendments No. 4 are filed as Exhibits 10.4e and 10.16e to this Current Report on Form 8-K. The description of the material terms of the Amendments No. 4 is qualified in its entirety by reference to such exhibit. Capitalized terms used, but not otherwise defined, in this Current Report on Form 8-K shall have the meanings assigned to such terms in the applicable Credit Agreement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.4e
Amendment No. 4 dated as of May 15, 2014, to the Three Year Credit Agreement, by and among Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto, and The Bank of New York Mellon, as Administrative Agent.

10.16e
Amendment No. 4 dated as of May 15, 2014 to the Five Year Credit Agreement, by and among Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto, and The Bank of New York Mellon, as Administrative Agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Patrick B. Dorsey
Patrick B. Dorsey
Senior Vice President, Secretary
and General Counsel
Date: May 19, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.4e
Amendment No. 4 dated as of May 15, 2014, to the Three Year Credit Agreement, by and among Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto, and The Bank of New York Mellon, as Administrative Agent.

10.16e
Amendment No. 4 dated as of May 15, 2014 to the Five Year Credit Agreement, by and among Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto, and The Bank of New York Mellon, as Administrative Agent.

4